Exhibit 12.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Condron, as Chief Executive Officer of Yell Finance B.V. and Yellow Pages Limited (the “Companies”) hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the accompanying Annual Report on Form 20-F report for the period ending March 31, 2003 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

YELL FINANCE B.V.

By:	/s/ JOHN CONDRON

John Condron Chief Executive Officer

YELLOW PAGES LIMITED

By:	/s/ JOHN CONDRON

John Condron Chief Executive Officer

Date: July 1, 2003

NB: A signed original of this written statement required by Section 906 has been provided to Yell Finance B.V. and will be retained by Yell Finance B.V. and furnished to the Securities and Exchange Commission or its staff upon request.